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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 16(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): April 25, 1997
                                                        --------------


                                Popular, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



          COMMONWEALTH OF PUERTO RICO          NO. 0-13818      No. 66-0416582
---------------------------------------------- ------------  -------------------
(State or other jurisdiction of incorporation) (Commission      (IRS Employer
                                               File Number)  Identification No.)



        209 MUNOZ RIVERA AVENUE
         HATO REY, PUERTO RICO                                      00918
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (787) 765-9800
                                                    --------------


                            BanPonce Corporation
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On April 25, 1997, the shareholders of BanPonce Corporation (the "Corporation") approved the change of its legal name from BanPonce Corporation to Popular, Inc. and the increase in the authorized number of shares of common stock, par value $6, from 90,000,000 to 180,000,000. A copy of the Corporation's news release, and the certificate of amendments dated April 25, 1997, are attached hereto as Exhibit 99(a) and 99(b), respectively, and are hereby incorporated by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     99(a) News release, dated April 25, 1997, announcing the approval by the shareholders of BanPonce Corporation the change of the Corporation's name and to the increase of the authorized number of shares of common stock.

     99(b) Certificate of amendments, dated April 25, 1997.





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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        POPULAR, INC.
                                        -------------
                                        (Registrant)



Date: May 7, 1997                  By:    /s/Amilcar L. Jordan
                                          ------------------------------------
                                   Name:  Amilcar L. Jordan, Esq.
                                   Title: Senior Vice President and Comptroller



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                                 Exhibit Index



Exhibit Number      Description
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

99(a)               News release, dated April 25, 1997

99(b)               Certificate of amendments, dated April 25, 1997
